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                                                                   Exhibit 10(a)

                            SKYLANDS COMMUNITY BANK

                  1994 AMENDED AND RESTATED STOCK OPTION PLAN

                            (As Amended on 9-10-97)

      Section 1. Purpose

            The purpose of the Skylands Community Bank 1994 Amended and Restated Stock Option Plan (the "Plan") is to amend the Skylands Community Bank 1991 Incentive Stock Option Plan to increase the aggregate number of shares for which options may be granted under the Plan and to permit directors of Skylands Community Bank ("Bank") to obtain an equity interest in the Bank. The Plan is intended to attract, retain and motivate the Bank's key employees and directors to participate in the long term growth of the Bank by providing for or increasing the proprietary interests of such persons in the Bank, thereby assisting the Bank to achieve its long-range goals.

      Section 2. Definitions

            Capitalized terms not specifically defined elsewhere herein shall have the following meanings:

            "Act" shall mean the New Jersey Bank Officers and Employees' Stock Option Plan Act.

            "Bank" shall mean Skylands Community Bank and any present or future parent or subsidiary corporations (as defined

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in Section 424 of the Code) or any successor to the Bank or to such corporations.

            "Board" shall mean the Board of Directors of the Bank.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

            "Committee" shall mean the Stock Option Committee of the Board (or any successor committee of the Board responsible for administering the Plan), which shall consist of two or more directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c) under the Securities Act, to administer the Plan and perform the functions set forth herein.

            "Common Stock" or "Stock" shall mean the common stock, $2.50 par value per share, of the Bank.

            "Director" shall mean a member of the Board.

            "Disability" shall mean permanent and total disability, as defined in Section 22(e) (3) of the Code.

            "Employee Option" shall mean an Incentive Stock Option granted to a Participant who is a Key Employee of the Bank.

            "Fair Market Value" shall mean with respect to shares of Common Stock, the fair market value as determined by the Committee in good faith and in a manner established by the Committee from time to time using any reasonable method of valuation; provided, that in the event the shares of Common


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Stock are listed for trading on a national or regional securities exchange
(including the NASDAQ National Market System), the "fair market value" of such shares shall be, on any date, the mean between the high and low selling prices for the Common Stock on such exchange, or if not so listed, the mean between the high bid and the low asked prices for the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System, on the business day immediately preceding such date (or, if no such sales or prices were made or reported, on the next preceding date on which there were such sales or quotes on such exchange or market).

            "Incentive Stock Option" or "ISO" shall mean an option to purchase shares of Common Stock granted to a Key Employee under the Plan which is intended to meet the requirements of Section 422 of the Code as of the date of grant.

            "Key Employees" shall mean an employee (including executive officers and directors who are also employees of the Bank) of the Bank who, in the judgment of the Committee are considered important to the future of the Bank.

            "Non-Qualified Stock Option" shall mean an option to purchase shares of Common Stock granted to a Director under the Plan which is not intended to be an ISO.

            "Option" shall mean an ISO or a Non-Qualified Stock Option.


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            "Participant" shall mean a Key Employee selected by the Committee to receive an Option under the Plan and Directors.

            "Plan" shall mean the Skylands Community Bank 1994 Amended and Restated Stock Option Plan.

            "Securities Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, and any successor provisions thereto.

      Section 3. Administration

            (a) The Plan shall be administered by the Committee. Among other things, the Committee shall have authority, subject to the terms of this Plan, including, without limitation, the provisions governing participation in this Plan by Directors, to grant Options, to determine the individuals to whom and the time or times at which Employee Options may be granted and to determine the terms and conditions of any Option granted hereunder.

            (b) Subject to the provisions of this Plan, the Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of this Plan as it shall from time to time consider advisable, to interpret the provisions of this Plan and any Option and to decide all disputes arising in connection with this Plan. The Committee's decision and interpretations shall


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be final and binding. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

            (c) Subject to the provisions of this Plan, including, without limitation, the provisions governing participation in this Plan by Directors, and the applicable requirements of federal and state law, the Committee shall have authority, in its discretion, to take the following actions:

            (i) to determine the Key Employees to be granted Employee Options under this Plan;

            (ii) to determine the number of shares subject to each Employee Option;

            (iii) to determine the time or times at which Employee Options will be granted;

            (iv) to determine the Option price of the shares subject to each Option, which price shall be not less than the minimum specified in Section 7 of this Plan with respect to Employee Options;

            (v) to determine or change the time or times when each Employee Option becomes exercisable and the duration of the exercise period; provided, however, that no Option, including Non-Qualified Stock Options granted to Directors pursuant to this Plan, shall be exercisable until (i) two-thirds of the


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holders of shares of Common Stock of the Bank entitled to vote at a meeting of the Bank's stockholders, voting as a single class, shall have approved the Plan; or (ii) the Bank shall have fully complied with the terms and provisions of the Act;

            (vi) to prescribe the form or forms of the instruments evidencing any Options granted under this Plan (which forms shall be consistent with this Plan but need not be identical to one another);

            (vii) to adopt, amend and rescind such rules and regulations as it determines are necessary or advisable in the administration of this Plan;

            (viii) to construe and interpret this Plan, the rules and regulations and the instruments evidencing Options granted under this Plan and to make all other determinations deemed necessary or advisable for the administration of this Plan;

            (ix) to delegate such administrative functions as it deems appropriate; and

            (x) in general, to exercise full and final authority (consistent with this Plan) over all matters relating to the Plan, the powers denominated above being by way of example and not of limitation.

            Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.


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            (d) No member of the Committee shall be personally liable to the
Bank or its stockholders for damages for any action taken or determination made in good faith. The members of the Committee shall be indemnified by the Bank for any acts or omissions in connection with the Plan to the full extent permitted by the Bank's Certificate of Incorporation and New Jersey law.

            Section 4. Shares of Stock Available for Options

            (a) The aggregate number of shares of Common Stock for which Options may be granted under this Plan shall be 75,688 shares of Common Stock, subject to adjustment as provided in Section 16 of this Plan. Such shares shall be reserved for Options granted under this Plan.

            (b) The shares transferred by the Bank upon the exercise of Options under this Plan shall consist of authorized but unissued shares of Common Stock.

            (c) The aggregate number of shares of Common Stock that may be issued or purchased under this Plan pursuant to the exercise of Non-Qualified Stock Options shall not exceed 5% of the outstanding shares of Common Stock of the Bank at the time of the adoption of the Plan. The aggregate number of shares of Common Stock that may be issued or purchased under this Plan pursuant to the exercise of Non-Qualified Stock Options when taken together with the number of shares of Common Stock which


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may be issued or purchased under any other plan of the Bank pursuant to the exercise of Non-Qualified Stock Options shall not exceed 10% of the outstanding shares of Common Stock of the Bank at the time of adoption of the Plan.

            (d) If an Option granted under this Plan shall expire or terminate for any reason without having been fully exercised, then the unexercised portion of such Option shall again be available for the grant under this Plan.

            (e) All Options granted hereunder shall be clearly identified as either an ISO or as a Non-Qualified Stock Option.

            Section 5. Eligibility and Participation

            All Key Employees of the Bank shall be eligible to participate in this Plan to the extent provided herein, and all Directors, including members of the Committee, shall participate in this Plan to the extent expressly set forth herein.

            Section 6. Terms and Conditions of Employee Options

            (a) Except as herein provided, each Employee Option granted hereunder shall be exercisable for such period as the Committee shall determine at the time of grant; provided, however, that (i) such period may not commence until at least six months following the date of grant, except in the event of the death, Disability, retirement in accordance with the Bank's retirement plans or involuntary termination of employment other than for cause of the Key Employee before the expiration of such


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period; and (ii) the Bank shall have fully complied with the terms and provisions of the Act and the Securities Act. Options shall be subject to earlier termination as hereinafter provided.

            (b) An Employee Option shall terminate immediately, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Bank, except that:

            (i) Subject to the limitations on exercisability set forth in
Section 6 of this Plan, if the Key Employee dies while in the employ of the Bank, the Key Employee's rights under the Employee Option may be exercised as to all shares of Common Stock covered thereby, by his legal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, at any time within twelve (12) months following his death;

            (ii) if the employment of the Key Employee is terminated because of Disability, the Key Employee's rights under the Employee Option may be exercised as to all shares of Common Stock covered thereby, by the Key Employee or his guardian or other legal representative, at any time within twelve (12) months following termination of his employment because of Disability;

            (iii) if the employment of the Key Employee is terminated by reason of his retirement in accordance with the terms of the Bank's retirement plans or with the consent of the


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Committee or is involuntarily terminated other than for cause, the Key
Employee's rights under the Option may be exercised as to all shares of Common Stock covered thereby, at any time within three (3) months after termination of employment. Termination for cause shall mean termination of employment by reason of habitual alcohol or drug abuse, commission of a felony, fraud, willful misconduct, the unauthorized disclosure of any Bank data, secret or financial, which has resulted, or is likely to result, in damage to the Bank, all as the Board in its sole and absolute discretion, shall determine.

            (c) Notwithstanding anything contained in this Section 6 to the contrary, no Employee Option shall be exercisable by anyone after the expiration of the term of such Option as determined by the Committee at the date of grant of such Option.

            (d) Transfers of employment between the Bank and any subsidiary thereof or between subsidiaries of the Bank shall not constitute termination of employment for purposes of any Employee Option granted under the Plan. For purposes of this Plan, an employee who is on a leave of absence approved by the Bank shall not be deemed to have terminated his employment.

            Section 7. Term and Option Price of Employee Options

            (a) The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the


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Code. Anything in this Plan to the contrary notwithstanding, no term of this
Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under this Plan be so exercised, so as to disqualify this Plan or, without the consent of the Key Employee, any Incentive Stock Option granted under the Plan pursuant to Section 422 of the Code.

            (b) The Option price per share of Common Stock purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. If the Key Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Bank and an Incentive Stock Option is granted to such Key Employee, the Option price shall be not less than 110% of Fair Market Value of the Common Stock on the date of grant.

            (c) No Employee Option shall be exercisable more than ten (10) years after the date such Option is granted. If a Key Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Bank, and an Incentive Stock Option is granted to such Key Employee, such Option shall not be exercisable after the expiration of five (5)


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years from the date of grant.

            Section 8. Nondiscretionary Grants of Options to Directors

            (a) Notwithstanding any other provision of this Plan to the contrary, Directors shall participate in this Plan to the extent, but only to the extent, set forth in this Section 8.

            (b) Each person who is elected or re-elected as a member of the Bank's Board of Directors at the meeting of shareholders of the Bank at which this Plan is adopted by the shareholders shall receive, as of the date of such meeting, the grant of a Non-Qualified Stock Option to purchase two thousand (2,000) shares of Common Stock. Each person who is elected or re-elected as a member of the Bank's Board of Directors at any subsequent meeting of shareholders of the Bank shall receive, as of the date of such subsequent meeting, the grant of a Non-Qualified Stock Option to purchase five hundred
(500) shares of Common Stock. Any Non-Qualified Stock Option to be granted to any Director pursuant to this Section 8 shall be subject to a pro rata adjustment in a year in which the remaining shares of Common Stock available to be issued and purchased hereunder is less than the number of Shares of Common Stock subject to the Non-Qualified Stock Options to be granted under the Plan. Options granted to Directors shall be immediately exercisable.

            (c) The term of each Option granted to a Director


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shall be five (5) years from its date of grant, unless sooner terminated in accordance with this Section 8. In no event shall an Option granted to a Director be exercised more than five (5) years after the date of the grant of the Option.

            (d) The purchase price of the shares of Common Stock subject to each Option granted to a Director shall be the Fair Market Value of the Common Stock on the date the Option is granted. Options granted to Directors may be exercised by written notice of exercise accompanied by payment of the exercise price in full for the purchased shares of Common Stock in cash or by certified or cashier's check payable to the Bank.

            (e) No Option shall be transferable by a Director other than by will or by the laws of descent and distribution and all Options shall be exercisable during a Director's lifetime only by the Director or his duly appointed guardian or personal representative. The restrictions set forth in Section 9 of this Plan shall apply to all Options granted to Directors.

            (f) If a Director dies while serving as a Director, such Director's Options shall be exercisable by either his executor or administrator or, if not so exercised, by the legatees or the distributees of his estate, only during the twelve (12) months following his death. If a Director's membership on the Board terminates for any reason other than death, such Director's Options shall be exercisable only during


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the three (3) months following the date of termination.

            (g) Each Option granted to a Director shall be evidenced by a writing signed by him specifying the terms and conditions thereof in accordance with this Section 8.

            Section 9. General Provisions Applicable to Options

            (a) Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Securities Act, any Common Stock acquired by a Participant subject to Section 16 of the Securities Act (a "Section 16 Participant") upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option. The Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Securities Act.

            (b) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

            (c) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option


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need not be identical, and the Committee need not treat Participants uniformly, except as otherwise provided in Section 8. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Committee at the time of grant or at any time thereafter.

            (d) The Committee may amend, modify or terminate any outstanding Option held by a Participant other than a Director, including substituting therefor another Option of the same or a different type, changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

            (e) A Key Employee shall notify the Committee in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Bank in order to enable the Bank to secure the related income tax deduction to which it will be entitled in such event under the Code.

            (f) The aggregate Fair Market Value determined as of


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the date of grant of Common Stock with respect to which an Option under this
Plan (or any other plan of the Bank granting ISOs) is exercisable for the first time as an Incentive Stock Option by a Key Employee who is an employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00) or such other amount as provided by the Code.

            Section 10. Non-Transferability of Options

            No Option granted under this Plan shall be transferable by the Participant otherwise than by will or the laws of descent and distribution, and, except as otherwise provided herein, such Option may only be exercised by the during a Participant's lifetime only by the Participant or the Participant's duly appointed guardian or personal representative.

            Section 11. Option Agreements

            (a) The grant of every Option shall be evidenced by and conditioned upon the execution of a written Option agreement between the Bank and the Participant. The Option agreement shall set forth the number of shares subject to the Option, the Option price, the term during which the Option may be exercised, and any other provisions not inconsistent with the provisions of this Plan, which the Committee may deem necessary or appropriate from time to time. With respect to the grant of ISOs, the


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Option agreement shall not contain any provision which would cause such Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code as of the date of grant. The Committee may approve a form or forms of option agreements which the Committee, in its discretion, may specify as the sole forms of Option agreement effective to grant Options to Participants under this Plan.

            (b) Subject to the provisions of Section 8 of this Plan, notwithstanding the date upon which an Option agreement may be executed, the date upon which an Option is deemed to be granted shall be the effective date of the approval of an Option by the Committee.

            Section 12. Option Exercise and Payment

            (a) Subject to Sections 5, 6, 7 and 8 of this Plan, each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the Option agreement evidencing such Option.

            (b) A Participant electing to exercise an Option shall give written notice to the Committee of such election and of the number of full shares he elects to purchase. Options shall be exercisable in such amounts as the Participant may elect subject to such restrictions as the Committee or this Plan may provide.


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            (c) Subject to the other provisions of this Plan and applicable state and federal law, payment of the Option price shall be tendered to the Bank
(i) in cash, including certified check, bank draft or money order, or (ii) at the discretion of the Committee, by delivering Common Stock already owned by the Participant or a combination, by delivering a promissory note, containing such terms and conditions acceptable to the Committee, for all or a portion of the purchase price of the shares purchased, and shall comply with such other requirements as the Committee shall establish in accordance with this Plan. With respect to clause (ii) above, the Fair Market Value of Common Stock so delivered shall be determined as of the date immediately preceding the date the Option is exercised. To the extent permitted by applicable law, if payment is made in whole or in part in shares of Common Stock, the Participant shall deliver to the Bank certificates registered in the name of the Participant representing shares of Common Stock owned by such Participant, free of all liens, claims and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the Participant.

            Section 13. No Rights as Stockholder

            Neither the Participant nor the personal representatives, heirs or legatees of such Participant shall be or have any rights or privileges of a stockholder of the Bank


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with respect to any shares subject to an Option unless and until certificates evidencing such shares shall have been issued and delivered to the Participant or to such personal representatives, heirs or legatees.

            Section 14. No Rights to Continued Employment

            This Plan and any Option granted under the Plan shall not confer upon any Participant any right with respect to continuation of employment by the Bank, nor shall they interfere in any way with the right of the Bank by which a Participant is employed to terminate his employment at any time.

            Section 15. Additional Property

            At the time any Option is exercised, the Committee, in its discretion, may transfer to the Participant such additional property as it may determine, including, without limitation, cash or stock appreciation rights.

            Section 16. Adjustment Upon Changes in Capitalization

            Except as otherwise provided herein, the instruments evidencing Options granted hereunder shall contain such provisions as the Committee shall deem appropriate to adjust the number and classes of shares covered thereby, or to adjust the Option prices, or both, in the event of the sale or other disposition or distribution by the Bank of all or a portion of its assets or any change in the outstanding Common Stock of the Bank by reason of stock dividends, stock split-ups,


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recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares or the like, of or by the Bank. To prevent dilution or enlargement of rights in the event of any such change, the aggregate number and classes of shares for which Options thereafter may be granted under this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change.

            Section 17. Withholding Taxes

            (a) The Participant shall pay to the Bank, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Committee's sole discretion, and to the extent permitted under the Act, a Participant (other than a Section 16 Participant, who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. With respect to Section 16 Participants, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced, to the extent permitted under the Act and the Securities Act, by the number of shares necessary to satisfy such Section 16 Participant's federal, and where applicable, state withholding tax obligations. For withholding tax purposes,


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the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Bank may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

            (b) Upon the issuance of shares of Common Stock in respect of an Option exercised by a Director, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Director's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. To the extent such reduction of the number of shares of Common Stock is not permitted under the Act or the Securities Act, such Participant shall pay all applicable taxes. The Bank may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Director.

            Section 18. Necessity of Stockholder Approval

            This Plan and any Options granted hereunder shall be null, void and of no effect unless this Plan has been previously approved by two-thirds of the holders of Common Stock of the Bank, voting as a single class, within twelve
(12) months after the date of the Plan's adoption by the Board.


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            Section 19. Duration and Amendment of the Plan

            (a) No Option may be granted under this Plan after the expiration of ten (10) years from the earlier of: (a) the date this Plan is adopted by the Board or (b) the date this Plan is approved by the holders of two-thirds (2/3) of the stock of the Bank entitled to vote.

            (b) The Board or if authorized by the Board, any committee of the Board, may amend, terminate or suspend this Plan at any time; provided, however, that no such amendment shall, without approval of the Bank's stockholders, (a) increase the aggregate number of shares as to which Options may be granted under this Plan except as specified in Section 16 of this Plan; (b) change the number of shares subject to Options or the date of grant or the exercise price of such Options; (c) materially modify the requirements as to eligibility for participation in this Plan; or (d) materially increase the benefits accruing to Participants in this Plan.

            (c) No Option may be granted during any suspension of this Plan or after this Plan has been terminated; and no amendment, suspension or termination shall, without the Participant's consent, alter or impair any of the Participant's rights or obligations under any Option theretofore granted to him under this Plan except insofar as a merger or consolidation of the Bank or termination of employment of a Participant or a


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liquidation or dissolution shall affect the cancellation of an Option.

            (d) Section 8 of this Plan may not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations issued thereunder.

            Section 20. Applicable Law

            To the extent that state laws shall not have been preempted by any laws of the United States, this Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey. The Plan is intended to comply with N.J.A.C. ss.3:4-2 and any successor provision thereto and Rule 16b-3 promulgated under the Securities Act and is further intended to be administered in the manner specified in paragraph (c) (2) (ii) of that Rule, and the Committee shall interpret and administer the provisions of the Plan or any Stock Option in a manner consistent therewith. Any provisions inconsistent with such provision of N.J.A.C. and such Rule and paragraph shall be inoperative and shall not affect the validity of the Plan.

            Section 21. Binding Effect

            The terms of this Plan shall be binding upon its successors and assigns.

            Section 22. Savings Clause

            The invalidity or illegality of any provision herein


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shall not be deemed to affect the validity of any other provision.

            Section 23. Gender

            As used herein, the masculine gender shall include the feminine gender.

            Section 24. No Rights to Continued Directorship

            Nothing in this Plan or in any Stock Option granted hereunder shall confer upon any Director any right to continue to serve as a director of the Bank or shall interfere with or restrict in any way the right, which right is hereby expressly reserved, to remove any Director as a director in accordance with the by-laws and certificate of incorporation of the Bank and applicable law.

            Section 25. Miscellaneous

            The terms of this Plan shall be binding upon the Bank, Key Employees, Directors and their successors and assignees.


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